UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 28, 2015

Solitron Devices, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida 33407
(Address of Principal Executive Offices) (Zip Code)

(561) 848-4311
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 28, 2015, Solitron Devices, Inc. (the "Company") issued a press release (the "Press Release") announcing that its Board of Directors has expanded its previously authorized stock repurchase program from repurchases of up to $500,000 of its outstanding common stock from time to time through February 29, 2016 on the open market or in privately negotiated transactions to repurchases of up to $1,000,000 of its outstanding common stock from time to time through February 29, 2016 on the open market or in privately negotiated transactions. A copy of the Press Release announcing the expansion of the stock repurchase program is attached as Exhibit 99.1 to this report and incorporated hereby by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 28, 2015.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

July 29, 2015	By:	/s/ Shevach Saraf
Shevach Saraf
Chairman, Chief Executive Officer
President, Chief Financial Officer
& Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 28, 2015.